SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2007

Einstein Noah Restaurant Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27148	13-3690261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1687 Cole Boulevard
Golden, Colorado 80401
(Address of Principal Executive Offices) (Zip Code)

(303) 568-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01              OTHER EVENTS

Reference is made to the press release attached hereto as Exhibit 99.1 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company’s financial results for the first quarter ended April 3, 2007.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1                           Press release issued May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Einstein Noah Restaurant Group, Inc.

Date: May 7, 2007	/s/ Richard P. Dutkiewicz
Richard P. Dutkiewicz
Chief Financial Officer